SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 1998

                  Williams Industries, Incorporated
         (Exact name of registrant as specified in its charter)


       Virginia              0-8190              54-0899518
   (State or other         (Commission        (I.R.S. Employer
   jurisdiction of         File Number)      identification No.)
    incorporation)

  2849 Meadow View Road, Falls Church, Virginia        22042
    (Address of principal executive offices)         (Zip Code)

                        (703) 560-5196
       (Registrant's telephone number, including area code)

                        Not Applicable
  (Former names or former address if changes since last report)


Item 5. Other Events.

News Release dated April 13, 1998, filed as Exhibit 20 to this
Current Report on Form 8-K, is incorporated by reference herein.

EXHIBITS

Exhibit 20 News Release dated April 13, 1998, filed with this report.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WILLIAMS INDUSTRIES, INCORPORATED


Date: April 13, 1998        /s/ Frank E. Williams, III
                             By: Frank E. Williams, III
                                 President